SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2003

KEY3MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation)	1-16061 (Commission File Number)	95-4799962 (IRS Employer Identification No.)

5700 Wilshire Blvd., Suite 325
Los Angeles, CA 90036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (323) 954-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On May 9, 2003, Key3Media Group, Inc. issued a press release announcing Court approval of its disclosure schedule in connection with its plan of reorganization. The press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

99.1 Press release dated May 9, 2003, announcing Registrant’s receiving Court approval of its disclosure schedule in connection with its plan of reorganization.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY3MEDIA GROUP, INC.
Dated: May 14, 2003	By:	/s/ Peter B. Knepper

	Name: Title:	Peter B. Knepper Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1	Description Press release dated May 9, 2003, announcing Registrant’s receiving Court approval of its disclosure schedule in connection with its plan of reorganization.